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DEPOMED, INC.
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On August 7, 2015, Depomed, Inc. (the “Company”), (1) issued the following press release and (2) made the following investor presentation available on the Company’s website at investor.depomedinc.com

* * * * *

FOR IMMEDIATE RELEASE

Depomed Sends Letter to Horizon Pharma

Highlights Horizon’s Failure to Make Compelling Proposal Despite Horizon’s Stated Willingness to Increase Price and Include Cash Component

Depomed Files Investor Presentation

NEWARK, Calif., August 7, 2015 — Depomed, Inc. (NASDAQ: DEPO) (“Depomed” or the “Company”) today announced that it has sent the following letter to Horizon Pharma plc (NASDAQ: HZNP) (“Horizon”):

August 7, 2015

Timothy P. Walbert

Chairman of the Board, President and Chief Executive Officer

Horizon Pharma plc

Connaught House, 1st Floor, 1 Burlington Road

Dublin 4, Ireland

Dear Tim,

In our conversation late last week, you stated that Horizon was prepared to increase its proposal and to include a cash component of up to 25%.  This was confirmed in an email late Friday night from one of your Board members to our Board Chairman.  Yet you still have not made a new proposal.  Instead, you have insisted that we need to first make a counter-offer.  It does not make any sense to engage with Horizon unless you make a sufficiently compelling and detailed proposal.

As we have previously told you, in order to be compelling, a proposal must reflect what Depomed would contribute to the combined company, as well as the value of synergies from the transaction.  Surely your bankers and internal staff have this information as confirmed by the reference from one of your bankers last week.

You continue to be wrongly focused on a “premium to unaffected price”, when you know that our so-called “unaffected price” did not take account of our recent strong results, the additional insights we provided about NUCYNTA and the confirmation this week that all Depomed products remain covered by the major PBMs. What matters is the intrinsic value of Depomed and the contribution Depomed would make to the combined company. The inclusion of 25% cash does not change this from being mostly a stock-for-stock transaction.

We are making available an investor presentation today which shows the continued period of accelerated growth we have experienced and Depomed’s promising outlook.  It also includes an equity contribution analysis which shows Depomed’s  equity contribution to the combined company— for example, based on revenues in 2016 and 2017, Depomed’s equity contribution would be 33% and 35%, respectively.(1) The Depomed shareholders are entitled to an ownership interest that is commensurate with what Depomed would contribute to the combined company as well as a share of the synergies.

Your willingness to increase your proposal is an obvious recognition that the vast majority of our shareholders do not support what you have proposed. Our Board takes its fiduciary duties seriously and will always be open to any compelling proposal that creates value for its shareholders, but we are prepared and committed to take actions that we deem appropriate to protect our shareholders’ interests, even if it involves protracted litigation and a proxy fight.

Best regards, Jim

Depomed also made available an investor presentation under the webcast and presentation section of the company’s investor relations page at investor.depomedinc.com.

Morgan Stanley & Co. LLC and Leerink Partners LLC are serving as financial advisors to Depomed and Baker Botts L.L.P. and Gibson, Dunn & Crutcher LLP are serving as legal counsel.

About Depomed

Depomed is a specialty pharmaceutical company that commercializes products for pain and neurology related disorders. Our NUCYNTA® franchise includes NUCYNTA® ER (tapentadol) extended release tablets indicated for the management of pain, including neuropathic pain associated with diabetic peripheral neuropathy (DPN), severe enough to require daily, around-the-clock, long-term opioid treatment, and NUCYNTA® (tapentadol), an immediate release version of tapentadol, for management of moderate to severe acute pain in adults. Gralise® (gabapentin) is a once-daily treatment approved for the management of postherpetic neuralgia. CAMBIA® (diclofenac potassium for oral solution) is a non-steroidal anti-inflammatory drug indicated for acute treatment of migraine attacks with or without aura in adults (18 years of age or older). Zipsor® (diclofenac potassium) Liquid Filled Capsules is a non-steroidal anti-inflammatory drug indicated for relief of mild to moderate acute pain in adults. Lazanda® (fentanyl) Nasal Spray is an intranasal fentanyl drug used to manage breakthrough pain in adults (18 years of age or older) who are already routinely taking other opioid pain medicines around-the-clock for cancer pain. Gralise, Nucynta ER and various partner product candidates are formulated with Depomed’s proven, proprietary Acuform® drug delivery technology. Additional information about Depomed may be found at www.depomed.com.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. The statements that are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to Depomed’s prospects as a standalone business, Depomed’s business strategy, expectations regarding Depomed’s future financial results and the ability to create shareholder value, expectations regarding anticipated growth and the future contributions and potential of NUCYNTA, and other risks detailed in the company’s Securities and Exchange Commission filings, including the company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent Quarterly Report on Form 10-Q. The inclusion of forward-looking statements should not be regarded as a representation that any of the company’s plans, objectives or expectations will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Important Additional Information

Depomed intends to file a revocation statement and revocation card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a proposed solicitation by Horizon Pharma, plc to be able to call a special meeting of Depomed shareholders (the “Horizon Special Meeting Solicitation”).  INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

These documents, including any solicitation statement (and amendments or supplements thereto) and other documents filed by Depomed with the SEC, will be available for no charge at the SEC’s website at http://www.sec.gov and at the investor relations section of Depomed’s website at http://www.depomed.com.  Copies may also be obtained by contacting Depomed’s Investor Relations by mail at 7999 Gateway Blvd., Suite 300, Newark, CA 94560 or by telephone at 510-744-8000.

Certain Information Regarding Participants

Depomed, its directors and certain of its executive officers may be deemed to be participants in the solicitation of revocations in connection with the Horizon Special Meeting Solicitation.  Information regarding the names of Depomed’s directors and executive officers and their respective interests in Depomed by security holdings or otherwise is set forth in Depomed’s proxy statement for the 2015 Annual Meeting of Shareholders, filed with the SEC on April 6, 2015.  To the extent holdings of such participants in Depomed’s securities have changed since the amounts described in the 2015 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in Depomed’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 26, 2015 and in Depomed’s latest Quarterly Report on Form 10-Q.

Investor Contact:

Depomed, Inc.

August J. Moretti

Chief Financial Officer

510-744-8000

amoretti@depomed.com

or

Christopher Keenan

VP, Investor Relations and Corporate Communication

510-744-8000

ckeenan@depomed.com

Innisfree M&A Incorporated

Larry Miller / Jonathan Salzberger / Scott Winter

(212) 750-5833

Media Contact:

Joele Frank, Wilkinson Brimmer Katcher

Eric Brielmann

415-869-3950

Andy Brimmer and Averell Withers

212-355-4449

(1)  Based on median metrics from Bloomberg and Wall Street research reports available to Depomed published since each company revised its guidance (7/20/15 for Horizon and 7/29/15 for Depomed)

Transformation Complete: A Specialty Pharmaceutical Leader Focused in Pain and Neurology August 2015

Forward-Looking Statements The statements that are not historical facts contained in this presentation are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to Depomed’s acquisition of the NUCYNTA® franchise in the United States, Depomed’s post-acquisition strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, our plans, prospects and strategy related to Gralise®, CAMBIA®, Lazanda® and Zipsor ®, and other statements that are not historical facts. These forward-looking statements are based on Depomed’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks associated with product acquisition transactions, such as the risk that the acquired products will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to Depomed’s future opportunities and plans, including uncertainty of Depomed’s expected financial performance following completion of the transaction; disruption from the transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if Depomed does not achieve the perceived benefits of the transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Depomed’s shares could decline, as well as other risks related to Depomed's business detailed from time-to-time under the caption "Risk Factors" and elsewhere in Depomed's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent Quarterly Report on Form 10-Q. Depomed undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations except as may be required by law. 2 August 2015

Important Additional Information Depomed intends to file a revocation statement and revocation card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a proposed solicitation by Horizon Pharma, plc to be able to call a special meeting of Depomed shareholders (the “Horizon Special Meeting Solicitation”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including any solicitation statement (and amendments or supplements thereto) and other documents filed by Depomed with the SEC, will be available for no charge at the SEC’s website at http://www.sec.gov and at the investor relations section of Depomed’s website at http://www.depomed.com. Copies may also be obtained by contacting Depomed’s Investor Relations by mail at 7999 Gateway Blvd., Suite 300, Newark, CA 94560 or by telephone at 510-744-8000. Certain Information Regarding Participants Depomed, its directors and certain of its executive officers may be deemed to be participants in the solicitation of revocations in connection with the Horizon Special Meeting Solicitation. Information regarding the names of Depomed’s directors and executive officers and their respective interests in Depomed by security holdings or otherwise is set forth in Depomed’s proxy statement for the 2015 Annual Meeting of Shareholders, filed with the SEC on April 6, 2015. To the extent holdings of such participants in Depomed’s securities have changed since the amounts described in the 2015 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in Depomed’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 26, 2015 and in Depomed’s latest Quarterly Report on Form 10-Q. 3 August 2015

n

4 August 2015 Depomed – A Force in Pain and Neurology, in a Period of Accelerated Growth Strong Product Portfolio Marketing six branded, differentiated products in pain and neurology with lengthy exclusivity Track Record of Accelerated Growth Organic growth - success increasing product sales, scripts and market share Acquisition growth – 5 acquired products in 3 years Exceptional Financial Performance 129% sales CAGR since 2012 Gross margin 80%+, cash flow generation of $55M in 2Q 2015 alone Negative effective tax rate 2015; ($16M federal tax refund expected 2015); mid-teens expected in 2016 Billion-dollar Blockbuster Opportunity Re-launch of NUCYNTA with improved promotion, positioning, pricing and proper dosing Expected blockbuster with >$1 Billion in annual sales before patent expiry Proven Business Model Acquire, Integrate, Grow and Repeat Aggressively pursuing assets with lengthy exclusivity and potential for meaningful sales growth Among best in the industry in defending IP

Reworked Santarus deal and tripled net revenue 47% revenue growth Q2 2015 over Q2 2014 Acquired Dec 2013; relaunched Q1 2014; 35% increase in demand Q2 2015 over Q2 2014 Q3 2011 Q4 2011 Q4 2013 TYPE 2 DIABETES DEAL Non-strategic milestones & royalties sold for $240 million Q4 2013 Relaunch Q4 2013 following acquisition; 156% increase in demand Q2 2015 over Q2 2014 Q3 2013 $67 million net sales since acquisition Q2 2012 Depomed’s Track Record of Successful Deals Builds Value Acquired April 2015; relaunched June 2015; $56.7M sales Q2 2015 Q2 2015 5 August 2015

Depomed’s “Acquire, Integrate, Grow” Business Model Driving An Accelerated Growth Cycle 6 August 2015 ACQUIRE Pain and neurology products with lengthy exclusivity and peak sales ahead INTEGRATE Speed and efficiency from playbook based on past success with same team GROW Repositioning and marketing strategy drives unit demand and sales Evaluated More than 60 Acquisition Targets in 2015

Depomed’s Execution of Business Model Driving Triple Digit Growth in Sales and Significant Profitability 7 $500K $27.1M $58.1M $114M $320M-340M August 2015 2015 Total Product Sales Guidance (Includes NUCYNTA starting April 2, 2015) Adjusted EBITDA (Midpoint of adjusted EBITDA Guidance) $102.5M At Midpoint of 2015 Guidance, Product Sales Growth Since 2012 Is Over 1,000% $0 $50 $100 $150 $200 $250 $300 $350 2011 2012 2013 2014 2015 Millions

Depomed Business Model Driving Sales Growth, Rx Growth, Market Share August 2015 Note: Average weekly prescriptions per Symphony Health Solutions for the 12-weeks prior to Depomed’s acquisition versus the most recent 12-week period Product Sales Growth (Y/Y) Prescription Growth (Y/Y) Market Share Growth (Q/Q) 38% growth 2Q15: $20.9M 18% growth 2Q15: 83k 2Q15: 3.2% share 2Q14: 2.8% share 36% growth 2Q15: $6.8M 35% growth 2Q15: 35k 2Q15: 7.5% share 2Q14: 5.2% share 179% growth 2Q15: $3.9M 155% growth 2Q15: 148k (sprays) 2Q15: 4.2% share Nearly Doubled 8 Record Highs for a Quarter

Depomed’s Clear Track Record of Value Creation 9 August 2015 Data as of 7/31/2015 Depomed is in a Period of Significant Growth and We Believe is Well-Positioned for Future Success 217% 383% 471% 1001% 1-Year 2-Year 3-Year 5-Year Total Shareholder Return to Date (1)

Depomed 2Q 2015 - Continued Strong Performance With Revenue Up 234% Over Prior Year 10 August 2015 Record Quarterly Results 2015 Guidance Updated* Additional Highlights Net product sales of $94.3M (234% over Q2 2014) Added $55M of cash in second quarter Product sales raised to $320-$340M Non-GAAP adjusted earnings raised to $40-$50M Adj EBITDA raised to $95-$110M NUCYNTA re-launched in June IP: Gralise and Zipsor ANDA settlements secured *2015 Guidance includes NUCYNTA sales for only three quarters

11 11 August 2015 Acute Pain Breakthrough Cancer Pain Chronic Pain Neuropathic Pain Migraine ü ü ü ü ü ü ü ü ü ü ü ü ü ü Source: Depomed Marketing, company websites Depomed Expected to be a Top 5 Branded Pain Company by 2016 ü We Believe Depomed is Building the Most Complete Pain Portfolio in the Industry Note: selections indicate branded exclusivity

NUCYNTA Leading The Latest Chapter of Depomed’s Growth Story – Blockbuster Potential Adds significant revenue and earnings to an already strong business Only new chemical entity in CII space approved by FDA in last 30 years Competes in multi-billion dollar pain market Exclusivity expected for a decade or more Significant overlap with Depomed’s expertise in pain and neurology 12 August 2015 NUCYNTA: Potential to Exceed $1 Billion in Sales

Depomed’s NUCYNTA Growth Strategy – Targeting to Surpass $1 Billion in Sales 13 August 2015 Proper Dosing Pricing and Access Positioning Promotion Significantly increased promotion and marketing efforts Revamped product positioning and messaging Maximize brand through pricing and access strategies Educate physicians on titration 1 2 3 4 =

Promotion: Significantly Increased to Drive Prescriptions and Market Share 14 August 2015 Increased Sales Force 1 Optimized Medical Education Identifying Appropriate Target Prescribers Promotion strategy consists of: 3-fold increase to 275 reps Highly experienced in pain and neurology Resumed full medical support with medical science liaisons 300 medical support and speaker programs in July alone 25,000 target prescribers Targeting NUCYNTA users and current and prior top users of category

Positioning: Only FDA Approved Product that Addresses Both Nociceptive and Neuropathic Pain 15 August 2015 Chronic pain affects 1/3 of the US population More than 100 million adults with chronic pain 31 million with chronic lower back pain (CLBP) Potential significant impact from even modest uptick in market share CLBP may have components of nociceptive and neuropathic pain NUCYNTA has a dual mechanism of action CLBP patient profile not effectively targeted until now NUCYNTA ER also approved for Painful Diabetic Peripheral Neuropathy (DPN) 15-18 million patients with DPN 1-2 million patients with moderate to severe painful DPN NUCYNTA ER just launching in DPN 2

Pricing and Access: Maximize Brand Through Pricing and Access Strategies 16 August 2015 94% of commercial lives have access to NUCYNTA and NUCYNTA ER United Healthcare Commercial moved NUCYNTA ER in front of Oxycontin on formulary as of July 1, 2015 Oxycontin removed from Tier 2 and now requires a triple step edit NUCYNTA ER is one of two branded drugs that remain on formulary in front of Oxycontin UHC Commercial impacts 14 million lives NUCYNTA to remain on Express Scripts and CVS Caremark formularies for 2016 3 44% increase implemented April 2015 Now approx. equivalent to Oxycontin on a daily basis Approximately 50% of adjustment realized in 2Q Expect additional realization during 2015/16 Adjusted Pricing Managed Care Dynamics WAC ($/day) +44%

4 **Proper Dosing**: Education on Titration is Key

Average dose in low back pain trials was ~400mg/day after titration


TITRATION
MAINTENANCE PHASE
DOSAGE IN MG
400
350
300
250
200
150
100
50
STUDY WEEK
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
157 MG
357 MG
393 MG

Expert Opin. Pharmacother. (2010) 11(11):1787-1804

Average daily dose in marketplace is 200 - 250mg/day


~400 mg
250 mg
200 mg
Avg. daily dose in marketplace
Avg. daily dose in clinical trials for CLBP and painful DPN

Proper Dose May Improve Physician and Patient Experience as well as Increase Average Selling Price

August 2015
17
Depomed

NUCYNTA Patent Protection Expected to Provide Market Exclusivity for a Decade or More 18 August 2015 NUCYNTA >$500MM by 2020 and $1 Billion Before Patent Expiry February 2023: Expiry of patents covering tapentadol (composition of matter plus pediatric extension) December 2025: Expiry of polymorph patent (composition of matter plus pediatric extension) 2028: Expiry of DPN pain use patent

19 August 2015 Depomed’s Highly Differentiated Growing Portfolio of Assets in Addition to NUCYNTA Product Differentiation 2Q Annualized Revenues Growth Over 1Q 2015 Intellectual Property 1x daily with less dizziness and somnolence $84M 21% April 2015 ANDA settlement provides exclusivity to 2024 Only single agent in its therapeutic class for acute migraine attacks $27M 28% ANDA settlement provides exclusivity until January 2023 Only fentanyl product delivered nasally $16M 21% Patents out to October 2024 Rapidly dispersed, low dose version of diclofenac $24M 3% June 2015 ANDA settlement provides exclusivity until March 2022

Depomed Sales Force Effectively Targets Key Specialties Core Sales Force N=275 Cancer Pain Specialists n=24 Pain Focused Neurology Focused 20 August 2015

21 August 2015 Depomed’s Ability to Efficiently Execute and Deliver Growth - Gralise Reacquired marketing rights March 2011 and received $40M payment Launched in October 2011 >$84 million run rate as of Q2 2015 Tier 2 coverage at the three largest pharmacy benefit managers, CVS/Caremark, ESI, Catamaran Market exclusivity expected until 2024; won District Court decision vs. first filer, Actavis; appeal with Actavis now settled Gralise is Moving Toward $100 million per year

22 August 2015 Depomed’s Ability to Efficiently Execute and Deliver Growth - CAMBIA Acquired in December 2013 for $48.7M Relaunched in December 2013 $27 million run rate as of Q2 2015 Only single agent in its therapeutic class approved in the U.S. for treatment of acute migraine attacks in adults Exclusivity to 2023 with ANDA settlement CAMBIA Demonstrates Depomed’s Acquire, Integrate and Grow Strategy

23 August 2015 Depomed’s Ability to Efficiently Execute and Deliver Growth - Lazanda Acquired in July 2013 for $4M Relaunched in August 2013 $15.4 million run rate as of Q2 2015 Market share has doubled in last 12 months and 4x since relaunch Effective January 1st, only branded rapid acting fentanyl on Express Script Preferred National Formulary Depomed’s Lazanda Continues Growth Trajectory

Lengthy Exclusivity Periods Mean Products Contributing to Revenue Growth for a Long Time 24 August 2015 Securing Market Exclusivity for Depomed Products Well Into Next Decade Product Expected Exclusivity 2025+ Acquired April 2015; composition of matter patent to 2022/2023; polymorph and method of treatment patents to 2025 and 2028 2024 Exclusivity expected to 2024; D.Ct. ANDA litigation victory and settlements resolve all ANDAs 2023 ANDA settlement with expected exclusivity to Jan 2023 2024 2 orange book patents; patents pending; last OB patent to expire Oct 2024 2022 ANDA settlement with expected exclusivity to March 2022

25 August 2015 We Expect Depomed’s Acquire, Integrate, and Grow Strategy will Continue to Create Value Maintain pain and neurology focus, leveraging management’s expertise Products with current annual revenue between $20-$200MM+ Targeting products with lengthy exclusivity and future peak sales Rapid De-levering Potential Creates Meaningful Earnings Power and Drives Ability to Execute Value Creating Acquisitions Blockbuster opportunities, mid-size acquisitions and tuck-ins are all areas of focus

Depomed’s Collaborations and Intellectual Property Provide Revenue Upside Over the Next Decade 26 IP Litigation Potential future cash flow from IP litigation against Purdue Pharma and Endo PTAB has confirmed the patentability of each of the 25 claims subject to Purdue IPRs; Endo decision expected by end of Q3 2015 Only 13% of 477 PTAB decisions through Q2 2015 upheld all claims Licenses Acetaminophen /opiate combination products with abuse resistance potential Xartemis XR launched March 2014; high single digit royalty MNK-155 $10 million approval milestone; timing unknown High single-digit royalties for 15+ years from first sale of each product IW-3718 Program for refractory GERD Positive Phase 2a reported February 2015 Future milestones and royalties August 2015

27 August 2015 Depomed – A Force in Pain and Neurology, in a Period of Accelerated Growth Strong Product Portfolio Marketing six branded, differentiated products in pain and neurology with lengthy exclusivity Track Record of Accelerated Growth Organic growth - success increasing product sales, scripts and market share Acquisition growth – 5 acquired products in 3 years Exceptional Financial Performance 129% sales CAGR since 2012 Gross margin 80%+, cash flow generation of $55M in 2Q 2015 alone 2015 Negative effective tax rate 2015; ($16M federal tax refund expected 2015); mid-teens expected in 2016 Billion-dollar Blockbuster Opportunity Re-launch of NUCYNTA with improved promotion, positioning, pricing and proper dosing Expected blockbuster with >$1 Billion in annual sales before patent expiry Proven Business Model Acquire, Integrate, Grow and Repeat Aggressively pursuing assets with lengthy exclusivity and potential for meaningful sales growth Among best in the industry in defending IP

Depomed Timeline of Events Related to Hostile Proposal 28 August 2015 MAY 27 Depomed receives unsolicited all stock acquisition proposal from Horizon Pharma plc with an indicated value of $29.25/share "Horizon's purported revised, unsolicited proposal does not reflect the value inherent in Depomed's business, nor does it reflect Depomed's compelling prospects for long-term growth and value creation. Our Board continues to believe that the timing of Horizon's proposal is opportunistic as the combination would transfer the future value of Depomed to Horizon at a price we believe does not represent the value of our assets, business and prospects." Source: Depomed Press Release date July 29, 2015 -Peter D. Staple, Chairman of the Board of Depomed JUNE 12 Depomed receives reiteration of May 27th unsolicited proposal from Horizon Pharma plc with an indicated value of $29.25/share JUNE 25 Depomed responds and unanimously rejects proposal from Horizon Pharma plc with an indicated value of $29.25/share JULY 7 Depomed receives unsolicited public all stock acquisition proposal from Horizon Pharma plc with an indicated value of $29.25/share JULY 20 Horizon pre-announces quarterly financials JULY 21 Depomed receives purported unsolicited public all stock acquisition proposal from Horizon Pharma plc with an indicated value of $33.00/share JULY 29 Depomed responds and unanimously rejects proposal from Horizon Pharma plc with an indicated value of $33.00/share Depomed announces 2Q Financials; record sales and cash flow AUGUST 3 Horizon files with SEC to commence process for special meeting of Depomed shareholders; files lawsuit against Depomed Depomed files lawsuit against Horizon, including confidential information claim

Percentage Ownership Offered Well Below Equity Contribution Based on Research Median Estimates



Based on PF Equity Contribution (1) (2) (3) (4) (5)
40%
35%
30%
25%
20%
28%
26%
27%
33%
35%
36%
29%
32%
32%
Initial Proposal (May 27th)
July 7th Proposal
July 21st Proposal
2016E
2017E
2018E
2016E
2017E
2018E
Revenue
EBITDA

Notes

1. Initial Proposal based on Depomed offer price per share of $29.25 and Horizon price per share of $31.90 (5/26/15) and net debt of $840MM and $824MM, respectively, assuming net share settlement of convertible debt; July 7th Proposal based on Depomed offer price per share of $29.25 and Horizon price per share of $34.45 (7/6/15) and net debt of $840MM and $824MM, respectively, assuming net share settlement of convertible debt; July 21st Proposal based on Depomed offer price per share of $33.00 and Horizon price per share of $38.31 (7/20/15) and net debt of $840MM and $824MM, respectively, assuming net share settlement of convertible debt
2. Equity contribution based on Depomed offer price per share of $33.00 and Horizon current price per share of $32.73; contributions based on total aggregate value at offer of $9.4Bn, comprised of $6.2Bn for Horizon and $3.2Bn for Depomed
3. Depomed 2016E-2018E Revenue of $498MM, $595MM, and $668MM; Depomed 2016E-2018E EBITDA of $211MM, $287MM, and $333MM; Horizon 2016E-2018E Revenue of $860MM, $951MM, and $1,042MM; Horizon 2016E-2018E EBITDA of $432MM, $509MM, and $591MM; Depomed and Horizon net debt of $797MM and $621MM, respectively, assuming net share settlement of convertible debt
4. Based on median metrics from Bloomberg and Wall Street research reports available to Depomed published since each company revised its guidance (7/20/15 for Horizon and 7/29/15 for Depomed)
5. This is one of many analyses used in evaluating Horizon's Bid

August 2015
29
Depomed

Depomed’s Directors are Industry Experienced Peter D. Staple (chair) CEO, Corium International, Inc. Vicente Anido, Jr. CEO, Aerie Pharmaceuticals, Inc. Karen A. Dawes President, Knowledgeable Decisions Louis J. Lavigne, Jr. Former CFO, Genentech, Inc. Samuel R. Saks, MD Co-Founder, Co-CEO Jazz Pharmaceuticals plc James A. Schoeneck President and CEO, Depomed, Inc. David B. Zenoff President, David B. Zenoff Associates 30 August 2015

Depomed has Retained Respected and Experienced Advisors in Connection with Evaluation of Hostile Proposal Financial Advisors: Morgan Stanley & Co. LLC Leerink Partners LLC Each firm has performed substantial and customary financial analysis and separately advised Board that hostile proposal does not reflect the intrinsic value of Depomed and is not in best interests of Depomed shareholders Counsel: Baker Botts L.L.P. Gibson, Dunn & Crutcher LLP Firms have advised on fiduciary obligations of Board and management, review process, SEC reporting and filing requirements, bylaw amendments, shareholder rights plan adoption and litigation regarding Horizon’s improper use of Depomed’s confidential information 31 August 2015

Board Communication and Participation - Frequent and Open Board meetings or Board update calls at least once per week since first Horizon proposal Meetings include participation by financial advisors and counsel Additional updates from CEO to Board Chairman and other Board members Horizon board member has communicated directly with Depomed Board chairman Depomed has spoken with large number of shareholders throughout process and regularly reported shareholder sentiment to Board Large Depomed shareholders have communicated directly with various Depomed Board members 32 August 2015

Board Action Intended to Provide Depomed Board and Shareholders Time to Consider Hostile Proposal Limited duration Shareholder Rights Plan Plan expires at next annual shareholder meeting Intended to ensure all shareholders receive fair and equal treatment in any proposed takeover Bylaw amendments establish fair, transparent and orderly procedures for all shareholders to exercise their franchise 33 August 2015

Thank You www.depomed.com